UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

FORM 8-K
CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934
Date of report (Date of earliest event reported)                      July 12, 2007
LODGENET ENTERTAINMENT CORPORATION
(Exact Name of Registrant as Specified in Charter)

Delaware	0-22334	46-0371161

(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

3900 West Innovation Street, Sioux Falls, SD		57107

(Address of Principal Executive Offices)		(Zip Code)

Registrant’s telephone number, including area code		(605) 988-1000

n/a

(Former Name or Former Address, if Changed Since Last Report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
☐ Written communication pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01. Regulation FD Disclosure.
Item 9.01. Financial Statements and Exhibits.
SIGNATURES
Press Release

Item 7.01. Regulation FD Disclosure.
LodgeNet Entertainment Corporation (“LodgeNet”) today issued a press release stating that it has been selected by Venetian Casino Resorts, LLC, a division of the Las Vegas Sands Corp., as the exclusive provider of in-room interactive television for the Las Vegas Sands-owned Venetian and Palazzo resorts consisting of The Venetian Tower, Venezia Tower and The Palazzo. Under this agreement, LodgeNet will serve an additional 7,000 rooms. The installations are slated for completion by the end of 2007. A copy of the press release is furnished as Exhibit 99.1 hereto.
The information in this Item 7.01 and Exhibit 99.1 attached hereto shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended.
Item 9.01. Financial Statements and Exhibits.
     (d) Exhibits
           99.1 Press Release (furnished)

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: July 12, 2007	By	/s/ James G. Naro
James G. Naro
	Its	Senior Vice President, General Counsel, Secretary and Chief Compliance Officer